Exhibit 10.2

AMENDMENT NO. 11 TO CREDIT AGREEMENT

AMENDMENT NO. 11 TO CREDIT AGREEMENT, dated as of December 23, 2015 (this “Amendment”) to the Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, Amendment No. 2 thereto dated as of May 8, 2013, Amendment No. 3 thereto dated as of September 30, 2013, Amendment No. 4 thereto dated as of November 5, 2013, Amendment No. 5 thereto dated as of December 23, 2013, Amendment No. 6 thereto dated as of June 12, 2014, Amendment No. 7 thereto dated as of June 27, 2014, Amendment No. 8 thereto dated as of December 19, 2014, Amendment No. 9 thereto dated May 1, 2015, Amendment No. 10 thereto dated as of July 31, 2015 (the credit agreement, as so amended and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.             Amendments to Section 1.1 (Defined Terms) of the Credit Agreement.  The following terms: “Applicable Commitment Fee Percentage,” “Applicable Margin” and “Maximum Commitment,” as set forth in Section 1.1 of the Credit Agreement are hereby amended as follows:

(a)           The definition of “Applicable Commitment Fee Percentage” is hereby amended by deleting the row labelled “Category 5” in its entirety as it appears in the two-column table at the end of such definition and inserting the following in lieu thereof (column headings included for clarity only):

Leverage Ratio	Commitment Fee Percentage
Category 5: Less than or equal to 4.50 to 1.00 but greater than 4.00 to 1.00	0.50%
Category 6: Greater than 4.50 to 1.00	0.50%

(b)           The definition of “Applicable Margin” is hereby amended by deleting the row labelled “Category 5” in its entirety as it appears in the three-column table with column headings “Leverage Ratio” and “Per Annum Percentage for Revolving Credit LIBOR Borrowings” and “Per Annum Percentage for Revolving Credit Alternate Base Rate Borrowings” at the end of such definition and inserting the following in lieu thereof (column headings included for clarity only):

Leverage Ratio	Per Annum Percentage for Revolving Credit LIBOR Borrowings	Per Annum Percentage for Revolving Credit Alternate Base Rate Borrowings
Category 5: Less than or equal to 4.50 to 1.00 but greater than 4.00 to 1.00	2.50%	1.50%
Category 6: Greater than 4.50 to 1.00	2.75%	1.75%

(c)           The definition of “Maximum Commitment” is hereby amended by deleting the definition in its entirety and inserting in lieu thereof the following:

““Maximum Commitment” means $2,746,000,000.”

3.             Amendment to Section 1.1 (Defined Terms) of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby further amended by adding into Section 1.1 of the Credit Agreement the below term as a new defined term in the appropriate alphabetical order:

““Amendment No. 11 Effective Date” means December 23, 2015.”

4.             Amendment to Section 2.4(c) of the Credit Agreement (Increase in Total Commitments).  Clause (D) of the proviso of Section 2.4(c) of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting in lieu thereof the following:

“(D) the aggregate amount of Facility Increases from the Amendment No. 11 Effective Date until the Termination Date shall not exceed $150,000,000,”

5.             Amendments to Section 7.4 (Mergers, Consolidations and Dispositions) of the Credit Agreement.  Section 7.4 of the Credit Agreement is hereby amended by deleting Clauses (6) and (7) thereof in their entities and inserting in lieu thereof the following:

“(6)       the Credit Parties may consummate transactions permitted by Sections 7.7, 7.10 and 7.12;

(7)         the Credit Parties may consummate Permitted Acquisitions; and

(8)         the Parent may issue preferred or additional common Equity Interests to Persons that are not Credit Parties.”

6.             Amendments to Section 7.11(a) (Financial Covenants) of the Credit Agreement.  Section 7.11(a) of the Credit Agreement is amended by deleting it in its entirety and inserting in lieu thereof the following:

“(a)         Commencing with the fiscal quarter ending June 30, 2012, permit the Leverage Ratio of the Credit Parties to be greater than 4.75 to 1.00 as of the last day of any fiscal quarter”.

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7.             Amendment to Section 7.15 (Restrictive Agreements) of the Credit Agreement.  Section 7.15 of the Credit Agreement is hereby amended by adding at the end of clause (i) therein immediately after the phrase “to or by any Credit Party” the following:

“; provided that the Parent may agree, in connection with any issuance of preferred Equity Interests in the Parent not prohibited under this Agreement, to restrict or condition the payment of dividends or other distributions on its Equity Interests”.

8.             Amendment to Schedule 1.1A of the Credit Agreement (Revolving Credit Commitments).  Schedule 1.1A of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with the Schedule 1.1A attached hereto as Annex A.

9.             Lenders and Commitment Allocations as of Amendment No. 11 Effective Date.

(a)           The parties hereto agree that as of the Amendment No. 11 Effective Date, (i) each Lender’s Commitment and the Total Commitments shall be as reflected on Annex A hereto and (ii) (A) each Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine for the benefit of the other Revolving Lenders as being required in order to cause each Revolving Lender’s portion of the outstanding Loans of all Revolving Lenders under each Facility to equal its Total Commitment Percentage (after giving effect to this Amendment), (B) the Borrowers shall be deemed to have repaid all outstanding Loans of all the Revolving Lenders under each Facility and reborrowed such repaid Loans from each Revolving Lender in amounts consistent with each Lender’s Total Commitment Percentage as of the Amendment No. 11 Effective Date (after giving effect to this Amendment) and (C) the participations in Letters of Credit and Swingline Loans shall be adjusted to reflect changes in the applicable Total Commitment Percentages.  The deemed payments made pursuant to Section 6 in respect of each Eurodollar Loan shall be subject to indemnification by the Borrowers pursuant to the provisions Section 2.13 of the Credit Agreement if the deemed payment occurs other than on an Interest Payment Date; provided, that the Administrative Agent and each Revolving Lender shall cooperate with the Borrowers to reduce and/or eliminate any such indemnification payments to the extent reasonably possible if such cooperation would not subject the Administrative Agent or such Revolving Lender, as applicable, to any unreimbursed cost or expense and would not otherwise be disadvantageous to the Administrative Agent or such Lender.

(b)           By execution and delivery of their respective counterparts hereto, the Administrative Agent, the Swingline Lender and each Issuing Bank shall be deemed to have approved as a Lender each Person listed on Annex A hereto as a Lender that was not a Lender prior to the Amendment No. 11 Effective Date.

10.          Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that in connection with this Amendment and all other documents delivered in connection herewith it (x) has the requisite power and authority to make, deliver and perform the same; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of the same, and (z) has duly executed and

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delivered the same; and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

11.          Conditions to Effectiveness.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)           Amended Loan Documents.  The Administrative Agent shall have received this Amendment executed and delivered by a duly authorized officer of each Credit Party party hereto and duly executed counterparts to this Amendment from the Lenders constituting the Required Lenders.

(b)           Fees and Expenses.  The Borrowers shall have paid to the Administrative Agent for the account of the Lenders the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.

(c)           Proceedings and Documents:  All corporate and other proceedings pertaining directly to this Amendment and all documents and instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

12.          Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

13.          GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

14.          Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

15.          Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

16.          Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

17.          Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer and Treasurer

GUARANTOR:

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC,
its general partner

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 11 to Credit Agreement]

CREDIT PARTIES:

ANDREWS OIL BUYERS, INC.
ANTICLINE DISPOSAL, LLC
BLUE GRAMA LAND CORPORATION
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
GRAND MESA PIPELINE, LLC
HICKSGAS, LLC
HIGH SIERRA CRUDE OIL & MARKETING, LLC
HIGH SIERRA ENERGY, LP (BY High Sierra Energy GP, LLC, its general partner)
HIGH SIERRA ENERGY MARKETING, LLC
HIGH SIERRA ENERGY OPERATING, LLC
NGL CRUDE CANADA HOLDINGS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE PIPELINES, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL LIQUIDS, LLC
NGL-MA, LLC
NGL-MA REAL ESTATE, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL-NE REAL ESTATE, LLC
NGL PROPANE, LLC
NGL SHIPPING AND TRADING, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY TERMINAL SOLUTION MINING, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER SOLUTIONS BAKKEN, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS MID-CONTINENT, LLC
OSTERMAN PROPANE, LLC
SAWTOOTH NGL CAVERNS, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE PRODUCT SERVICES LLC
TRANSMONTAIGNE SERVICES LLC
TRANSMONTAIGNE GP L.L.C.

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 11 to Credit Agreement]

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Jennifer Van Dyne
Name: Jennifer Van Dyne
Title: Assistant Vice President

By:	/s/ Andrew Ball
Name: Andrew Ball
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

By:	/s/ Shai Bandner
Name: Shai Bandner
Title: Vice President

[Signature Page to Amendment No. 11 to Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Evans Swann Jr.
Name: Evans Swann Jr.
Title: Authorized Signatory

[Signature Page to Amendment No. 11 to Credit Agreement]

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Matt Worstell
Name: Matt Worstell
Title: Director

By:	/s/ Robert J. Smith
Name: Robert J. Smith
Title: Director

[Signature Page to Amendment No. 11 to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Lender

By:	/s/ Michel Kermarrec
Name: Michel Kermarrec
Title: Vice President

[Signature Page to Amendment No. 11 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:	/s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Vice President

[Signature Page to Amendment No. 11 to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 11 to Credit Agreement]

BMO HARRIS BANK N.A,
as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 11 to Credit Agreement]

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Senior Vice President

[Signature Page to Amendment No. 11 to Credit Agreement]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Urvashi Zutshi
Name: Urvashi Zutshi
Title: Managing Director

By:	/s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

[Signature Page to Amendment No. 11 to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

[Signature Page to Amendment No. 11 to Credit Agreement]

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

[Signature Page to Amendment No. 11 to Credit Agreement]

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature Page to Amendment No. 11 to Credit Agreement]

COMMERCE BANK, N.A.,
as a Lender

By:	/s/ Shannon O’Doherty
Name: Shannon O’Doherty
Title: President — Oklahoma

[Signature Page to Amendment No. 11 to Credit Agreement]

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 11 to Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

[Signature Page to Amendment No. 11 to Credit Agreement]

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Robert Trevena
Name: Robert Trevena
Title: Division Director

By:	/s/ Amber Riley
Name: Amber Riley
Title: Division Director

[Signature Page to Amendment No. 11 to Credit Agreement]

HSBC BANK USA, NA,
as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 11 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

[Signature Page to Amendment No. 11 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jacob L. Osterman
Name: Jacob L. Osterman
Title: Vice President

[Signature Page to Amendment No. 11 to Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

[Signature Page to Amendment No. 11 to Credit Agreement]

SOCIÉTÉ GÉNÉRALE
as a Lender

By:	/s/ Michiel van der Voort
Name: Michiel van der Voort
Title: Managing Director

[Signature Page to Amendment No. 11 to Credit Agreement]

TORONTO DOMINION (TEXAS) LLC,
as a Lender

By:	/s/ Savo Bozic
Name: Savo Bozic
Title: Authorized Signatory

[Signature Page to Amendment No. 11 to Credit Agreement]

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

[Signature Page to Amendment No. 11 to Credit Agreement]

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

[Signature Page to Amendment No. 11 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page to Amendment No. 11 to Credit Agreement]